Exhibit 99.1

NEWS For Immediate Release

Editorial Contact: Daphne Kent

614-726-4787

daphne.kent@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS FIRST QUARTER 2010 RESULTS

Company Achieves First Quarter Revenues of $171.2 Million &

Record for Cash Flow from Operations of $70.1 Million

ALISO VIEJO, Calif., May 5, 2010 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter ended March 31, 2010. For the quarter, total revenues were $171.2 million, a 3.4% increase compared to the prior year’s first quarter revenue of $165.6 million. Operating margin increased to 13.9% for the three months ended March 31, 2010 as compared to 11.3% during the comparable period in 2009. On a non-GAAP basis, operating margin was 21.2% for the three months ended March 31, 2010.

Quest Software’s cash and investments at March 31, 2010, totaled $425.9 million, an increase of $39.6 million over the comparable balance at December 31, 2009. Quest Software generated cash flow from operations of $70.1 million in the first quarter of 2010, the highest amount Quest Software had achieved in a quarter.

“I am pleased to report a solid start to 2010 with both revenue growth and strong operating income,” said Doug Garn, President and CEO of Quest Software. “We are encouraged by the early signs of the recovering economy as well as several exciting industry trends that uniquely position us well in the future.”

Quest Software Reports First Quarter 2010 Results – page 2 of 10

GAAP Results

Quest Software’s net income for the first quarter of 2010 was $15.6 million, or $0.17 per fully diluted share. This compares to net income of $9.9 million, or $0.10 per share on a fully diluted basis, for the first quarter of 2009. Operating margins increased year-over-year from 11.3% to 13.9% in the first quarter, resulting in operating income of $23.8 million, which compares to $18.7 million for the corresponding period in 2009.

Non-GAAP Results

On a non-GAAP basis, net income for the first quarter of 2010 was $24.3 million, or $0.26 per fully diluted share. This compares to non-GAAP net income of $21.5 million, or $0.22 per share on a fully diluted basis, for the first quarter of 2009. The non-GAAP operating margin was 21.2% in the first quarter of 2010, resulting in non-GAAP operating income of $36.3 million, compared to non-GAAP operating margin and operating income of 19.3% and $32.0 million, respectively, for the corresponding period in 2009.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, share-based compensation expenses, acquisition related costs and expenses associated with our now-completed stock option investigation. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

First Quarter 2010 Conference Call Information

Quest Software will host a conference call today, Wednesday, May 5, 2010, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous webcast of the conference call will be available on Quest Software’s website in the Investor Relations section at www.quest.com/company/investor-relations.aspx . A webcast replay will be available on the same website through May 5, 2011. An audio replay of the conference call will also be available through May 12, 2010 by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 2233432.

Quest Software Reports First Quarter 2010 Results – page 3 of 10

About Quest Software, Inc.

Now more than ever, organizations need to work smart and improve efficiency. Quest Software creates and supports smart systems management products—helping our customers solve everyday IT challenges faster and easier. Our innovative solutions for application monitoring, database management, Windows management and virtualization management help customers achieve better results, faster. Visit http://www.quest.com for more information.

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on Quest Software’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in Quest Software’s various product areas; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest Software’s recent SEC filings, including the Annual Report on Form 10-K for the year ended December 31, 2009, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest Software undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Web Links Referenced in this Release:

Quest Software, Inc.: http://www.quest.com

Systems management: http://www.quest.com

Application monitoring: http://www.quest.com/application-monitoring

Database management: http://www.quest.com/database-management

Windows management: http://www.quest.com/windows-management

Virtualization Management: http://www.quest.com/virtualization

Quest Software Reports First Quarter 2010 Results – page 4 of 10

QUEST SOFTWARE, INC.

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31
	2010	2009
Revenues:
Licenses	$64,981	$62,370
Services	106,190	103,227

Total revenues	171,171	165,597
Cost of revenues:
Licenses	1,821	1,669
Services	14,724	13,761
Amortization of purchased technology	4,493	5,315

Total cost of revenues	21,038	20,745

Gross profit	150,133	144,852
Operating expenses:
Sales and marketing	68,340	66,538
Research and development	35,472	37,696
General and administrative	19,337	18,522
Amortization of other purchased intangible assets	3,177	3,406

Total operating expenses	126,326	126,162

Income from operations	23,807	18,690
Other expense, net	(3,605)	(4,146)

Income before income tax provision	20,202	14,544
Income tax provision	4,589	4,615

Net income	$15,613	$9,929

Net income per share:
Basic	$0.17	$0.11

Diluted	$0.17	$0.10

Weighted average shares:
Basic	89,665	94,330
Diluted	92,252	95,750

Quest Software Reports First Quarter 2010 Results – page 5 of 10

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, share-based compensation expenses, acquisition related costs and expenses associated with our now-completed stock option investigation. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of intangible asset amortization that are related to business combinations and acquisition related costs, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports First Quarter 2010 Results – page 6 of 10

•

Although share-based compensation is an important aspect of the compensation of the Company’s employees and executives, share-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed or influenced by management after the grant.

•	Share-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•

Litigation expenses that arose from Quest Software’s stock option investigation included expenses incurred for outside legal fees and costs, consulting services and other professional fees, and indemnification expenses for current and former directors and officers. Because these expenses were non-recurring and unique to the stock option investigation, the Company believes they are not indicative of future operating results and that investors benefit from an understanding of Quest Software’s operating results without giving effect to them.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur share-based compensation expenses.

Quest Software Reports First Quarter 2010 Results – page 7 of 10

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31
	2010	2009
GAAP total cost of revenues	$21,038	$20,745
Amortization of purchased technology	(4,493)	(5,315)
Share-based compensation expense	(182)	(160)

Non-GAAP total cost of revenues	$16,363	$15,270

GAAP gross profit	$150,133	$144,852
Amortization of purchased technology	4,493	5,315
Share-based compensation expense	182	160

Non-GAAP gross profit	$154,808	$150,327

GAAP income from operations	$23,807	$18,690
Amortization of purchased technology	4,493	5,315
Amortization of other purchased intangible assets	3,177	3,406
Share-based compensation expense	4,653	4,133
Professional fees related to legal and indemnification expense relating to our previous restatement	146	452
Acquisition related costs	7	—

Non-GAAP income from operations	$36,283	$31,996

GAAP net income	$15,613	$9,929
Amortization of purchased technology	4,493	5,315
Amortization of other purchased intangible assets	3,177	3,406
Share-based compensation expense	4,653	4,133
Professional fees related to legal and indemnification expense relating to our previous restatement	146	452
Acquisition related costs	7	—
Tax effect of these adjustments	(3,839)	(1,710)

Non-GAAP net income	$24,250	$21,525

GAAP net income per basic share	$0.17	$0.11
Amortization of purchased technology	0.05	0.06
Amortization of other purchased intangible assets	0.04	0.04
Share-based compensation expense	0.05	0.04
Professional fees related to legal and indemnification expense relating to our previous restatement	0.00	0.00
Acquisition related costs	0.00	—
Tax effect of these adjustments	(0.04)	(0.02)

Non-GAAP net income per basic share	$0.27	$0.23

Shares used in basic per share amounts	89,665	94,330

GAAP net income per fully diluted share	$0.17	$0.10
Amortization of purchased technology	0.05	0.06
Amortization of other purchased intangible assets	0.03	0.04
Share-based compensation expense	0.05	0.04
Professional fees related to legal and indemnification expense relating to our previous restatement	0.00	0.00
Acquisition related costs	0.00	—
Tax effect of these adjustments	(0.04)	(0.02)

Non-GAAP net income per fully diluted share	$0.26	$0.22

Shares used in fully diluted per share amounts	92,252	95,750

Quest Software Reports First Quarter 2010 Results – page 8 of 10

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2010
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$68,340	$35,472	$19,337	$3,177	$126,326
Amortization of other purchased intangible assets	—	—	—	(3,177)	(3,177)
Share-based compensation expense	(1,113)	(1,418)	(1,940)	—	(4,471)
Professional fees related to legal and indemnification expense relating to our previous restatement	—	—	(146)	—	(146)
Acquisition related costs	—	—	(7)	—	(7)

Non-GAAP operating expenses	$67,227	$34,054	$17,244	$—	$118,525

	Three Months Ended March 31, 2009
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$66,538	$37,696	$18,522	$3,406	$126,162
Amortization of other purchased intangible assets	—	—	—	(3,406)	(3,406)
Share-based compensation expense	(1,262)	(1,454)	(1,257)	—	(3,973)
Professional fees related to legal and indemnification expense relating to our previous restatement	—	—	(452)	—	(452)

Non-GAAP operating expenses	$65,276	$36,242	$16,813	$—	$118,331

Quest Software Reports First Quarter 2010 Results – page 9 of 10

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31 2010	December 31 2009
ASSETS
Current assets:
Cash and cash equivalents	$321,305	$292,940
Restricted cash	402	796
Short-term investments	92,272	90,109
Accounts receivable, net	106,501	157,534
Prepaid expenses and other current assets	21,245	32,178
Deferred income taxes	11,409	11,832

Total current assets	553,134	585,389
Property and equipment, net	71,336	70,051
Long-term investments	11,908	2,411
Intangible assets, net	68,820	76,072
Goodwill	671,235	670,481
Deferred income taxes	38,518	34,127
Other assets	26,832	26,607

Total assets	$1,441,783	$1,465,138

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,844	$3,714
Accrued compensation	36,714	45,831
Other accrued expenses	25,081	31,902
Income taxes payable	2,054	—
Loans payable	30,113	32,602
Deferred revenue	282,635	285,907

Total current liabilities	382,441	399,956

Long-term liabilities:
Deferred revenue	84,563	86,231
Income taxes payable	44,433	44,433
Loans payable	33,147	33,292
Other long-term liabilities	7,751	8,434

Total long-term liabilities	169,894	172,390

Total liabilities	552,335	572,346
Stockholders’ equity	889,448	892,792

Total liabilities and stockholders’ equity	$1,441,783	$1,465,138

Quest Software Reports First Quarter 2010 Results – page 10 of 10

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31
	2010	2009
Cash flows from operating activities:
Net income	$15,613	$9,929
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,195	12,759
Compensation expense associated with share-based payments	4,655	3,594
Deferred income taxes	(4,017)	963
Unrealized losses (gains) on auction rate securities, net of losses from put options	6	(274)
Excess tax benefit related to share-based compensation	(652)	(185)
Provision for bad debts	36	(38)
Other non-cash adjustments, net	26	43
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	49,508	49,284
Prepaid expenses and other current assets	2,655	181
Other assets	1,622	(202)
Accounts payable	945	(1,347)
Accrued compensation	(10,082)	(9,866)
Other accrued expenses	(6,450)	(7,141)
Income taxes payable	10,650	(55)
Deferred revenue	(4,940)	(9,492)
Other liabilities	(703)	64

Net cash provided by operating activities	70,067	48,217

Cash flows from investing activities:
Purchases of property and equipment	(3,588)	(2,375)
Change in restricted cash	553	391
Purchases of investment securities	(33,015)	—
Sales and maturities of investment securities	21,708	500
Notes receivable from a cost method investee	(2,000)	—
Acquisition related cash payments	(981)	—

Net cash used in investing activities	(17,323)	(1,484)

Cash flows from financing activities:
Repayment of loans payable	(2,635)	—
Repurchases of common stock	(32,083)	(3,827)
Repayment of capital lease obligations	(72)	(61)
Cash paid for line of credit fees	—	(1,979)
Proceeds from the exercise of stock options	8,984	1,088
Excess tax benefit related to share-based compensation	652	185

Net cash used in financing activities	(25,154)	(4,594)

Effect of exchange rate changes on cash and cash equivalents	775	2,621

Net increase in cash and cash equivalents	28,365	44,760
Cash and cash equivalents, beginning of period	292,940	215,895

Cash and cash equivalents, end of period	$321,305	$260,655